Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Vaccinex, Inc., (the "Company") on Form 10-Q for the quarter ended

June 30, 2018 as filed with the Securities and Exchange Commission on the day hereof (the "Report"), I, Maurice Zauderer, Ph.D., President and Chief Executive Officer of the Company and Scott E. Royer, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2018	By:	/s/ Maurice Zauderer
Maurice Zauderer, Ph.D.
President and Chief Executive Officer

Dated: August 14, 2018	By:	/s/ Scott E. Royer
Scott E. Royer
Chief Financial Officer